UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2008 [July 28, 2008]

CLEAN POWER TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51716 (Commission File Number)	98-0413062 (IRS Employer Identification No.)

436-35th Avenue N.W., Calgary, Alberta, Canada T2K 0C1

 (Address of principal executive offices)               (Zip Code)

(403) 277-2944

Registrant’s telephone number, including area code

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Clean Power's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. These risks and uncertainties include Clean Power's entry into new commercial businesses, the risk of obtaining financing, recruiting and retaining qualified personnel, and other risks described in Clean Power's Securities and Exchange Commission filings. The forward looking statements in this Form 8-K speak only as of the date hereof, and Clean Power disclaims any obligation to provide updates, revisions or amendments to any forward looking statement to reflect changes in the Clean Power’s expectations or future events.

Item 1.01

Entry into a Material Definitive Agreement

On July 28, 2008, Clean Power Technologies Inc. (“Clean Power” or the “Company”) entered into a Memorandum of Understanding (“MOU”) with East-West Express Inc. (“East-West”).   The MOU sets out the high-level commercial principles of the collaboration between the Company and East West whereby East-West will provide the Company with a Road Load Data Collection Vehicle for installation of the Company’s data gather systems to test the fuel and operating efficiencies of the Company’s heat recovery systems, noise and emission control.   The parties intent under the MOU is to prove the benefits of the Clean Power technology to East-West and upon successful testing, East-West and Clean Power shall enter into discussion to establish ongoing collaborations and commercial relationships.  Clean Power had agreed that for two years following completion of the test, it will make the Clean Power system (once in production) available to East-West in such quantities as East-West may order at prices and terms as favorable to East-West as those offered by the Company to any of its other customers.

On July 28, 2008, the Company entered into a two year consultancy agreement  (the “Agreement”) with Mr. George McLaine, a consultant with over 40 years experience in the transportation business whereby Mr. McLaine will introduce the Company to transportation companies in Alberta and elsewhere to become collaborative partners by providing test trucks and trailers for the purposes of data gathering and eventually to sell the Clean Power heat recovery systems (the “Systems”).

The Agreement provides for the issuance of 32,000 shares of the common stock of the Company for each introduction resulting in a collaboration agreement and 25,000 shares per annum of the common stock of the Company to be paid annually for consulting services rendered.  As well, if an order for the Company’s Systems results from an introduction made by Mr. McLaine, then a commission of 30% of any deposit made on any purchase order or $100.00 per unit shall be paid.

Item 3.02 Unregistered Sale of Equity Securities

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits

9.01 (d) Exhibits

Exhibit Number	Description
10.1	Memorandum of Understanding between East-West Express Inc. and the Company, dated July 28, 2008.	Filed herewith
10.2	Consultancy Agreement between the Company and George McLaine dated July 28, 2008	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN POWER TECHNOLOGIES INC.
August 4, 2008	By: /s/ Abdul Mitha Abdul Mitha Chief Executive Officer